Exhibit 10(i)



               Consent of Independent Auditors



We hereby consent to the use of our Auditors' opinion, dated May 3, 2000, in the September 30, 2000 Form 10-SB to be filed by Bakery Acquisition Corporation accompanying the financial statements of Pastry Products Producers, LLC as of September 30, 1999 and December 31, 1998 and the results of operations and its cash flows for the years ended September 30, 1999 and December 31, 1998.


Pender Newkirk & Company
Certified Public Accountants
Tampa Florida
December 11, 2000